UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2007
_____________

MRU HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

_____________

Delaware	001-33073	33-0954381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

590 Madison Avenue, 13th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 398-1780
(Registrant’s telephone number, including area code)

_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________

Item 7.01 Regulation FD Disclosure.

On August 16, 2007, MRU Holdings, Inc. (the “Company”) posted investor presentation slides on its website. The Company intends to use these slides, or other slides containing the same or similar information, from time to time in investor or analyst conferences or meetings. The slides are attached as Exhibit 99.1 to this Current Report on Form 8-K and are also available on the Company’s website at http://www.mruholdings.com.

Neither the presentation attached to this Current Report on Form 8-K as Exhibit 99.1 nor any other information contained on the Company’s website shall be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of MRU Holdings, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Exhibits.

(d) Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.	Exhibit
99.1	MRU Holdings, Inc. investor presentation slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

MRU HOLDINGS, INC.

By:	/s/ Vishal Garg
Name: Vishal Garg
Title: Chief Financial Officer
Date: August 16, 2007

Exhibit Index

Exhibit No.	Exhibit
99.1	MRU Holdings, Inc. investor presentation slides